Exhibit 99.1

THE HOWARD HUGHES CORPORATION® ANNOUNCES COMMENCEMENT OF ADD-ON

OFFERING OF 5.375% SENIOR NOTES DUE 2025

DALLAS (June 12, 2017) - The Howard Hughes Corporation® (NYSE: HHC) (the “Company”) today announced that it has commenced an offering through a private placement, subject to market and other conditions, of $200 million in aggregate principal amount of 5.375% Senior Notes due 2025 (the “Notes”). The Notes will be unsecured senior obligations of the Company and, other than their issue date and issue price, the terms of the Notes will be identical to the terms of the $800 million in aggregate principal amount of 5.375% Senior Notes due 2025 previously issued by the Company on March 16, 2017 (the “Existing 2025 Notes”). The Notes will have the same CUSIP number as the Existing 2025 Notes and will trade interchangeably and be fungible with the Existing 2025 Notes. The Notes will be issued under the indenture dated as of March 16, 2017 between the Company and Wells Fargo Bank, National Association, as trustee, as supplemented by a First Supplemental Indenture to be entered into in connection with the issuance of the Notes. Upon completion of this offering, the aggregate principal amount outstanding of the 5.375% Senior Notes due 2025 will be $1.0 billion.

The Company intends to use the net proceeds from the offering for general corporate purposes, including repayment of construction financings and ongoing development projects.

The Notes are being offered in a private placement, solely to persons reasonably believed to be qualified institutional buyers in reliance on the exemption from registration provided by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or outside the United States to persons other than “U.S. persons” in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This notice does not constitute an offer to sell the Notes, nor a solicitation for an offer to purchase the Notes, in any jurisdiction in which such offer or solicitation would be unlawful.

About The Howard Hughes Corporation®

The Howard Hughes Corporation owns, manages and develops commercial, residential and mixed-use real estate throughout the U.S. Our properties include master planned communities, operating properties, development opportunities and other unique assets spanning 14 states from New York to Hawaii. The Howard Hughes Corporation has major offices in New York, Columbia, MD, Dallas, Houston, Las Vegas and Honolulu.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs, intentions and expectations are forward-looking statements. Statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “plan,” “project,” “realize,” “should,” “transform,” “would,” and other statements of similar expression constitute forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to materially differ from any future results, performance and achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the following: (1) the Company’s ability to consummate the offering of the Notes; and (2) other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, we are under no obligation to publicly update or revise any forward-looking statements after the date hereof.

Contact Information

David R. O’Reilly

Chief Financial Officer

(214) 741-7744

david.o’reilly@howardhughes.com